                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                       Advantage Marketing Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                 PROXY STATEMENT



                        ADVANTAGE MARKETING SYSTEMS, INC.
                     2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                       OKLAHOMA CITY, OKLAHOMA 73112-7293
                                 (405) 842-0131



                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 23, 2001


                     SOLICITATION AND REVOCATION OF PROXIES

         We at Advantage Marketing Systems, Inc. are furnishing this Proxy Statement in connection with the Annual Meeting (the "Annual Meeting") of the holders of our Common Stock (individually "Shareholder" or collectively "Shareholders") to be held at 9:20 a.m., Central Daylight-Savings Time, on June 23, 2001, at the Myriad Convention Center in downtown Oklahoma City, Oklahoma, and any adjournment thereof. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy were first mailed on or about May 17, 2001, to our Shareholders of record on May 9, 2001.

         If the accompanying Proxy is properly executed and returned, the shares of Common Stock represented by the Proxy will be voted at the Annual Meeting. If you indicate in your Proxy a choice with respect to any matter to be acted upon, your shares will be voted in accordance with your choice. If no choice is indicated, your shares will be voted "FOR" the election of the nominee for director listed below. Our Shareholders will also consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. You may revoke your Proxy by giving written notice of your revocation to our Secretary at any time before your Proxy is voted, by executing another valid Proxy bearing a later date and delivering the new Proxy to our Secretary prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

         Neither the corporate laws of the State of Oklahoma, the state in which we are currently incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and
(iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

         The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy will be borne by us. Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by members of our Board of Directors or our employees who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

                          SHAREHOLDERS ENTITLED TO VOTE

         Shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on May 9, 2001 (the "Record Date"), of the 4,359,379 shares of Common Stock then outstanding. Each holder of a share of Common Stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers and directors own a total of 1,016,512 shares, or 23.4 percent of the issued and outstanding Common Stock, and intend to vote all of these shares in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. All matters to be brought before the Annual Meeting will require the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person and by proxy and entitled to vote. Votes will be tabulated by an inspector of election appointed by our Board of Directors.

         THIS PROXY STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THESE TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

GENERAL

         The following table presents certain information as to the beneficial ownership of our common stock as of May 9, 2001, of

o each person who is known to us to be the beneficial owner of more than 5% of our common stock,

o        each of our directors and executive officers,

o        our executive officers and directors as a group, and

o        their percentage holdings of our outstanding shares of common stock.

For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owned at May 9, 2001, including shares of our common stock that such person has the right to acquire within 60 days of this date, upon exercise of options and warrants. However, such shares are not included for the purposes of computing the number of shares beneficially owned and percent of our outstanding common stock of any other named person.

                                                                   COMMON STOCK
                                                            ---------------------------
                                                                SHARES      PERCENT OF
                                                            BENEFICIALLY       SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                           OWNED        OUTSTANDING
---------------------------------------------------------   ------------    -----------
John W. Hail (1)(2)                                             627,289          15.5%

Curtis H. Wilson (3)                                            259,383           5.9%

Harland C. Stonecipher (4)                                      180,768           4.2%

Dennis P. Loney (1)(5)                                          133,968           3.0%

R. Terren Dunlap (1)                                             17,500            .4%

Jimmy L. Dungan (1)(6)                                           11,900            .3%

Reggie B. Cook (1)                                                  147            --

Executive Officers and Directors as a group
   (six persons)                                              1,016,572          23.4%

----------

(1) A director or an executive officer with a business address of 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293.

(2)      The number of shares consist of and each percentage presented includes

         o 250,000 shares of our common stock that are subject to currently exercisable stock options, 100 shares of our common stock that are subject to currently exercisable 1997-A warrants and 1,100 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Mr. Hail,
         o 29,663 shares of our common stock and 1,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants owned by corporations controlled by Mr. Hail, and
         o 2,847 shares of our common stock and 1,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Helen Hail, wife of Mr. Hail, with respect to which Mr. Hail disclaims any beneficial interest.

(3) A former director, with a business address of 10121 NW 7th Street, Plantation, Florida 33324. The number of shares and each percentage presented includes

         o 250,000 shares of our common stock that are subject to currently exercisable stock options held by Mr.Wilson and
         o 3,000 shares of our outstanding common stock and 3,000 shares of our common stock that are subject to currently exercisable redeemable common stock purchase warrants held by Ruth Wilson, wife of Mr. Wilson, with respect to which Mr. Wilson disclaims any beneficial interest.

(4) Mr. Stonecipher is a director with a business address of 321 East Main Street, Ada, Oklahoma 74820, and Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. The number of shares consist of and each percentage presented is based upon 180,768 shares of our outstanding common stock held by Pre-Paid Legal Services, Inc., which may be deemed to be beneficially owned by Mr. Stonecipher.

(5)      The number of shares and each percentage presented includes

         o 29,725 shares of our common stock that are subject to currently exercisable stock options held by Mr. Loney,
         o 6,750 shares of our outstanding common stock held by Denise Loney, wife of Mr. Loney, and
         o 79,000 shares of our common stock that are subject to currently exercisable stock options held by Mrs. Loney.

(6)      The number of shares and each percentage presented includes

         o 11,725 shares of our outstanding common stock held by Pat Dungan, wife of Mr. Dungan, and
         o 175 shares of our common stock that are subject to currently exercisable 1997-A warrants held by Mrs. Dungan.

                                    PROPOSAL

                              ELECTION OF DIRECTORS

         Our Bylaws provide that our Board of Directors shall consist of not less than one nor more than twelve directors, as determined from time to time by resolution of our Board of Directors. The number of directors is currently fixed at five. In general, the directors are divided into three classes. Class I Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2003, Class II Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2001, and Class III Directors hold office for a term expiring at the annual meeting of shareholders to be held in 2002. Each director holds office for the term to which he is elected and until his successor is duly elected and qualified. Mr. Dunlap is serving as a Class I Director under a term expiring in 2003, and Messrs. Hail and Stonecipher are serving as Class III Directors under terms expiring in 2002. Mr. Dungan is serving as a director under a term expiring in 2001. At each of our annual shareholders meeting, the successor to a member of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual shareholders meeting held in the third year following the year of his election.

         Our Board of Directors has nominated Merwin Thomas Buxton III for election as a director for a term ending in 2004 and until his successor shall have been duly elected and qualified. The persons named as proxies in the accompanying Proxy, who have been designated by our Board of Directors, intend to vote, unless otherwise instructed in the Proxy, for the election of Mr. Buxton. Should any nominee named herein become unable for any reason to stand for election as a director, the persons named in the Proxy will vote for the election of such other person as our Board of Directors may recommend. We know of no reason why the nominees will be unavailable or unable to serve.

         The affirmative vote of the holders of a majority of our Common Stock shares present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a director. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the vote of a majority of the shares present at the Annual Meeting.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MERWIN THOMAS BUXTON III TO THE BOARD OF DIRECTORS. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE.

INFORMATION ABOUT EACH DIRECTOR AND NOMINEE DIRECTOR OF ADVANTAGE MARKETING SYSTEMS, INC.


        NAME                    AGE                    POSITION WITH US
        ----                    ---                    ----------------
John W. Hail(1)(2)              71     Chairman  of the Board, Chief Executive
                                         Officer and Director
Reggie Cook(1)                  46     Chief Financial Officer, Secretary, and
                                         Treasurer
R. Terren Dunlap(3)             56     Director and Member of Audit Committee
Harland C. Stonecipher(4)       62     Director and Member of Audit Committee
Jimmy L. Dungan(2)              55     Director
Merwin Thomas Buxton III        51     Nominated Director

----------
(1) Member of the Stock Option Committee.
(2) Term as a Director expires in 2001.
(3) Term as a Director expires in 2003.
(4) Term as a Director expires in 2002.
(5) Nominated Director

         John W. Hail is our founder and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in June 1988. During 1987 and through May 1988, Mr. Hail served as Executive Vice President, Director and Agency Director of Pre-Paid Legal Services, Inc., a public company engaged in the sale of legal services contracts, and also served as Chairman of the Board of Directors of TVC Marketing, Inc., the exclusive marketing agent of Pre-Paid Legal Services, Inc. Since 1998, Mr. Hail has served as a Director of Pre-Paid Legal Services, Inc. In March 1999, Mr. Hail became a director of DuraSwitch Industries, Inc., a company that developed and distributes electronic switches.

         Reggie Cook is Vice President and Chief Financial Officer. Mr. Cook began as Director of Finance in November 2000 and was promoted to Vice President and Chief Financial Officer in January 2001. From 1994 to 2000, Mr. Cook served as Chief Financial Officer of Sequoiah Fuels Corporation, a former subsidiary of Kerr McGee Corporation

         R. Terren Dunlap has served as one of our directors since June 1995. He is Chief Executive Officer of DuraSwitch Industries, Inc., a company formed in 1997 that developed and distributes electronic switches. He served as our Vice President-International Development from June 1995 through March 1996. Mr. Dunlap is a Director and the co-founder, and from 1984 and until March 1994 served as Chief Executive Officer and Chairman of the Board, of Go-Video, Inc., a developer and distributor of consumer electronics products.

         Harland C. Stonecipher has served as one of our directors since August 1995. Mr. Stonecipher has been Chairman of the Board and Chief Executive Officer of Pre-Paid Legal Services, Inc. since its inception in 1972.

         Jimmy L. Dungan has served as one of our directors since October 1999. Mr. Dungan has been actively working full time to develop an Advantage Marketing Systems distributorship with his wife, Pat, since August 1995. The Dungans have been Platinum Distributors since November 1998 and achieved Double Platinum status in October 1999.

         Merwin Thomas Buxton III has practiced as a C.P.A. in the Oklahoma City area and has been a shareholder in Buxton and Cloud, C.P.A.'s, since 1982. He also serves as Chief Financial Officer of Sooner Holdings, Inc. Mr. Buxton is a serving lieutenant colonel in the United States Army Reserve.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of the forms we received covering purchase and sale transactions in our equity securities during 2000, we believe that each person who, at any time during 2000, was a director, officer or beneficial owner of more than 10% of our Common Stock complied with all
Section 16(a) filing requirements during 2000.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2000, our Board of Directors held three meetings and took action three times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meeting. Our Board of Directors does not have any standing nominating committee. The only committee that serves our Board of Directors is the audit committee established in 1997 consisting of Messrs. Stonecipher and Dunlap. Nominations of candidates for election as our directors may be made at a meeting of Shareholders by or at the direction of our Board of Directors or by any Shareholder entitled to vote at such meeting. Our Bylaws provide that the annual meeting of our shareholders will be fixed by our Board of Directors.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board is responsible for providing independent, objective oversight and review of our accounting functions and internal controls. The Audit committee is comprised of independent directors and is governed by a written charter adopted and approved by the Board of Directors in June 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The Audit Committee in conducting its responsibilities has reviewed the financial statements quarterly with the independent auditors, reviewed and discussed the audited financials with management and conducted all other matters required within its charter.

                                              Audit Committee:

                                              Harland C. Stonecipher
                                              R. Terren Dunlap

AUDIT FEES

         Audit fees billed to us by Deloitte & Touche LLP in regards to the year ended December 31, 2000 for review of our annual financial statements and those financial statements included in our quarterly reports on Form 10-Q totaled $82,100.

OTHER FEES

         Fees billed to us by Deloitte & Touche LLP during the 2000 fiscal year for all other non-audit services, including tax related services, totaled $12,333. The Audit Committee has determined that the provision of non-audit services by Deloitte & Touche LLP did not impact Deloitte & Touche LLP independence.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

         Our Executive Officers. The following Summary Compensation Table sets forth certain information relating to compensation for services rendered during the years ended December 31, 2000, 1999 and 1998, paid to or accrued for John W. Hail, our Chief Executive Officer and each of our executive officers whose 2000 salary and bonus, pursuant to a recurring arrangement, exceed $100,000.


                                                                                                                Long-Term
                                                                                               Compensation       Awards
                                                                                               --------------------------
                                                             Annual Compensation                Securities       Exercise
                                                             -------------------                 Underlying       or Base
Name and Principal Position                  Year      Salary(1)      Bonus       Other (2)       Options          Price
--------------------------------------     --------     --------     --------     --------      -----------      ---------
John W. Hail                                   2000     $281,640     $     --     $     --              --              --
    Chief Executive Officer                    1999     $236,801     $     --     $     --              --              --
                                               1998     $ 60,000     $ 16,565     $     --        $100,000(3)     $   1.75

Roger P. Baresel (resigned April 2000)         2000     $143,208     $     --     $     --              --              --
    President and Chief Financial              1999     $146,049     $     --     $     --              --        $     --
    and Accounting Officer                     1998     $ 96,304     $ 25,000     $     --        $ 10,000(4)     $   2.00

-----------


(1)      Dollar value of base salary earned during the year.
(2) We provide use of an automobile to Mr. Hail, the value of which is not greater than $5,000 annually.

(3) During 1997, we granted 100,000 stock options to Mr. Hail pursuant to our stock option plan, each exercisable for the purchase of one share of common stock at an exercise price of $6.00 per share (the market value of the common stock on the date of grant). The exercise price on these options was reduced to $2.70 pursuant to regrant during 1997 (which was equal to the fair value of the common stock on the date of regrant). On October 8, 1998 the exercise price on these options was reduced to of $1.75 per share pursuant to regrant (which was equal to the fair value of the common stock on the date of regrant).
(4) During 1994, we granted 10,000 stock options to Mr. Baresel, each exercisable for the purchase of one share of common stock at an exercise price of $2.16 per share (the market value of the common stock on the date of grant). The exercise price on these options was reduced to $2.00 per share pursuant to regrant (which was equal to the fair value of the common stock on the date of regrant).

AGGREGATE OPTION GRANTS AND EXERCISES IN 2000 AND YEAR-END OPTION VALUES

         Stock Options and Option Values. No options were granted to Messr. Hail during 2000.

         Aggregate Stock Option Exercises in 2000 and Year-End and Option Values. The following table sets forth information related to the exercise of stock options during 2000 and the number and value of options held by the named executive officer at December 31, 2000.


             STOCK OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

                                                                                             Value of Unexercised
                                                                 Number of Unexercised           In-the-Money
                                                                     Options as of              Options as of
                                    Shares                         December 31, 1999          December 31, 1999(1)
                                  Acquired on       Value         ------------------          --------------------
                                  Exercise        Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------------------     ----------     ----------    -----------   -------------   -----------   -------------
John W. Hail                              --     $       --        475,000             --     $  387,250     $       --
 Chief Executive Officer

----------
(1) The closing sale price of our common stock as reported on the American Stock Exchange on December 31, 2000 was $2.38. The per-share value is calculated based on the applicable closing price per share, minus the exercise price, multiplied by the number of shares of our common stock underlying the options.
(2) Includes 225,000 options given by John Hail as a gift to certain members of his family in 1995.

COMPENSATION OF DIRECTORS

         Our directors receive $250 for each Board meeting attended; however, directors who are also our employees receive no additional compensation for serving as directors. We reimburses our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. Our Bylaws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Oklahoma law.


                              CERTAIN TRANSACTIONS

         Set forth below is a description of transactions entered into between us and certain of our officers, directors and shareholders during the last two years. Certain of these transactions may result in conflicts of interest between us and such individuals. Although these persons have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in our favor or in favor of our shareholders.

         During 2000 and 1999, we received $5,931 and $6,724, respectively, from Pre-Paid Legal Services, Inc., a shareholder, for commissions on sales of memberships for the services provided by Pre-Paid Legal Services, Inc.

         During the first quarter of 1998, we agreed to loan John W. Hail, the Chief Executive Officer and a major shareholder, up to $250,000. Subsequently, we agreed to loan up to an additional $75,000. In 2000, an additional $200,000 was approved. These loans are secured, and bear interest at 8% per annum. As of December 31, 2000, the balance due on these loans plus interest was $544,007 plus interest. On January 1, 2001 the outstanding balance on all the notes were combined into one note payable in monthly installments. The loans and extension were unanimously approved by our board of directors.

         During 2000, we made advances totaling $50,424 to Dennis Loney our Chief Operating Officer. The advances are secured, require weekly principal payments, bear interest at 8% per annum, and were due on April 28, 2004. As of February 2001, the balance of these advances were paid in full by Mr. Loney. In addition, Mr. Loney and his wife receive sales commissions based upon purchases by them and their downline distributors in accordance with our network marketing programs. During 2000 and 1999, we paid Mr. Loney and his wife sales commissions of $9,504 and $15,205, respectively.

         During 2000 and 1999, we paid Curtis H. Wilson, a former director and greater than 5% shareholder, sales commissions of $129,524 and $128,700, respectively. These commissions are based on purchases by Mr. Wilson and his downline distributors in accordance with our network marketing program in effect at the time of the sales.

         During 2000 and 1999, we paid Pat Dungan, wife of Jimmy L. Dungan, a director, sales commissions of $114,684 and $119,626, respectively. These commissions were based on purchases by the Dungans and their downline distributors in accordance with our network marketing program in effect at the time of the sales.

On December 17, 1996, we adopted policies that:

         o any loans to officers, directors and 5% or more shareholders ("affiliates") are subject to approval by a majority of not less than two of our disinterested independent directors; and

         o such loans and other transactions with affiliates will be on terms no less favorable than could be obtained from unaffiliated parties and approved by a majority of not less than two of the disinterested independent directors.

Our board of directors is comprised of four members, two of which, R. Terren Dunlap and Harland C. Stonecipher, are independent directors.

                 OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

         Our Board of Directors knows of no business that will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxies as they deem advisable in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under the existing rules of the Securities and Exchange Commission, any of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2002 annual shareholders meeting. We currently anticipate that our 2002 annual shareholders meeting will be held on or before July 31, 2002. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2002 annual shareholders meeting, any shareholder proposal must be received by April 1, 2002. It is suggested that a Shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to us at Advantage Marketing Systems, Inc., 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293,
Attention: Corporate Secretary. Detailed information for submitting proposals will be provided upon written request, addressed to the Corporate Secretary.

         In addition, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, a shareholder must give notice to us prior to May 10, 2002 of any proposal that such stockholder intends to raise at the 2002 Annual Meeting. If we receive notice of such proposal on or after May 10, 2002, under Rule 14a-4, the persons named in the proxy solicited by our Board of Directors for the 2002 Annual Meeting may exercise discretionary voting with respect to such proposal.

         Your cooperation in giving this matter your immediate attention and in returning your Proxy promptly will be appreciated.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Reggie B. Cook
                                              Corporate Secretary

May 17, 2001

         A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES ITS FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, IS ENCLOSED HEREWITH, AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2000, EXCLUDING CERTAIN OF THE EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING ADVANTAGE MARKETING SYSTEMS, INC., 2601 NORTHWEST EXPRESSWAY, SUITE 1210W, OKLAHOMA CITY, OKLAHOMA 73112-7293, ATTENTION: CORPORATE SECRETARY.

--------------------------------------------------------------------------------
PROXY                                                                      PROXY


                       ADVANTAGE MARKETING SYSTEMS, INC.
                     2601 NORTHWEST EXPRESSWAY, SUITE 1210W
                       OKLAHOMA CITY, OKLAHOMA 73112-7293


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS OF ADVANTAGE MARKETING SYSTEMS, INC.


THE UNDERSIGNED HEREBY APPOINT JOHN W. HAIL AND REGGIE B. COOK AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY APPOINTS AND AUTHORIZES EITHER OF THEM TO REPRESENT AND VOTE AS DESIGNATED BELOW, ALL THE SHARES OF COMMON STOCK, 0.0001 PAR VALUE, OF ADVANTAGE MARKETING SYSTEMS, INC. (THE "COMPANY") HELD OF RECORD BY THE UNDERSIGNED ON MAY 9, 2001, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SATURDAY JUNE 23, 2001, OR ANY ADJOURNMENT THEREOF.

      1. To consider and act upon the election of Merwin Thomas Buxton III, as a director for a term ending in 2004 and until his successor shall have been duly elected and qualified. A vote "For" will represent a vote for the nominee director.

              / /   FOR                   / /   WITHHOLD AUTHORITY

                To transact such other business as may properly
               come before the meeting or any adjournment thereof

                       ADVANTAGE MARKETING SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


                        YOU CAN VOTE IN ONE OF TWO WAYS



--------------------------------------------------------------------------------
                                VOTE BY INTERNET
--------------------------------------------------------------------------------

Its fast, convenient, and you vote is immediately confirmed and posted.

1.       Read the accompanying Proxy Statement.

2. Go to http//www.umb.com/proxy and follow the instructions on the screen

Please note that all votes cast by internet must be made prior to 5:00 p.m. CDT, JUNE 15, 2001.


     IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL

--------------------------------------------------------------------------------
                                  VOTE BY MAIL
--------------------------------------------------------------------------------


To vote by mail, read the accompanying Proxy Statement then complete, sign and date the proxy card below. Detach the card and return it in the envelope provided herein.










        IF YOU ARE NOT VOTING BY INTERNET, DETACH PROXY CARD AND RETURN.
--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL

PLEASE SIGN EXACTLY AS THE NAME APPEARS TO LEFT. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                   DATE: ____________________________, 2001


                                   ---------------------------------------------
                                                  Signature

                                   ---------------------------------------------
                                             Signature if hold jointly


                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.